Exhibit 99.1

FORM OF VOTING AGREEMENT

This Voting Agreement, dated as of January 29, 2020 (this “Agreement”), is entered into by and among Comtech Telecommunications Corp., a Delaware corporation (“Parent”) and each of the shareholders of Gilat Satellite Networks Ltd., a company organized under the laws of the State of Israel (the “Company”) listed on the signature pages hereto (the “Shareholders”).

W I T N E S S E T H:

WHEREAS, Parent, Convoy Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company are concurrently herewith entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, at the Effective Time, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Company and a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, each Shareholder, as of the date hereof, holds or Beneficially Owns its Existing Shares; and

WHEREAS, as a condition and material inducement to Parent’s willingness to enter into the Merger Agreement and to consummate the transactions contemplated thereby, including the Merger, the Shareholders have agreed to enter into this Agreement, pursuant to which the Shareholders are agreeing, among other things, to vote all of their Covered Shares in accordance with the terms of this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

GENERAL

Section 1.1           Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Merger Agreement.

(a)               “Beneficial Ownership” (including, with correlative meanings, the term “Beneficially Own”) has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstances).

(b)               “Company Shares” means Ordinary Shares, nominal value NIS 0.20 per share, of the Company.

(c)               “Covered Shares” means each Shareholder’s Existing Shares, together with any Company Shares or other voting share capital of the Company issuable upon the conversion, exercise or exchange of securities that are, as of the relevant date, convertible into or exercisable or exchangeable for Company Shares or other voting share capital of the Company, and any other Company Shares or other voting share capital of the Company, in each case that each Shareholder has or acquires Beneficial Ownership of on or after the date hereof and prior to the termination of this Agreement (including by means of purchase, dividend or distribution, or upon the exercise of any options, or warrants or other rights).

(d)               “Existing Shares” means the Company Shares (including any Company Restricted Shares) Beneficially Owned by such Shareholder as of the date hereof, as set forth opposite such Shareholder’s name on Exhibit B.

(e)               “Expiration Date” means the earliest to occur of (a) any date upon which the Merger Agreement is terminated (for any reason) in accordance with its terms, (b) a Company Board Recommendation Change that is unanimously approved by the Company Board, (c) with respect to any Shareholder, the mutual written agreement of Parent and such Shareholder to terminate this Agreement, and (d) with respect to any Shareholder, at the option of such Shareholder, the entry without the prior written consent of such Shareholder into any amendment or modification of the Merger Agreement which results in a decrease in the Merger Consideration or imposes any material restrictions or material constraints on the payment of the consideration to be paid per share (subject to adjustment per the terms of the Merger Agreement) for the Company Shares upon written notice of such Shareholder to Parent.

(f)                “Permitted Transfer” means (A) a Transfer of Covered Shares by any Shareholder to its Affiliate; provided that, (i) such Affiliate shall remain an Affiliate of such Shareholder at all times following such Transfer and (ii) prior to the effectiveness of such Transfer, such Affiliate transferee agrees in writing to Transfer such Covered Shares back to the applicable Shareholder prior to such Affiliate ceasing to be an Affiliate of such Shareholder; provided, further that only if prior to the effectiveness of such Transfer such transferee executes and delivers to Parent a joinder to this Agreement in the form attached hereto as Exhibit A, pursuant to which such transferee agrees to assume all of such Shareholder’s obligations hereunder in respect of the securities subject to such Transfer and to be bound by the terms of this Agreement, with respect to the securities subject to such Transfer, to the same extent as such Shareholder is bound hereunder and to make each of the representations and warranties in respect of the securities Transferred as such Shareholder shall have made hereunder (the “Joinder Agreement”) or (B) the release of the Covered Shares from any pledge, lien or encumbrance existing on the date hereof.

(g)               “Permitted Transferee” means a transferee of any Shareholder who has acquired Covered Shares in accordance with and subject to the terms of this Agreement.

(h)               “Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate, convey any legal or beneficial interest in, or otherwise dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law or otherwise), either voluntarily or involuntarily, or to enter into any Contract or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance, hypothecation, conveyance of any direct or indirect legal or beneficial interest in, or other disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law or otherwise) the Covered Shares.

ARTICLE II

VOTING

Section 2.1           Agreement to Vote.

(a)               Each Shareholder hereby agrees, as to itself only, that during the period beginning on the date hereof and ending upon the termination of this Agreement in accordance with Section 5.1, at any meeting of the Company Shareholders, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the Company Shareholders, such Shareholder (solely in its capacity as such) shall, in each case, to the fullest extent that such matters are submitted for the vote or written consent of the Company Shareholders and that the Covered Shares are entitled to vote thereon or consent thereto:

(i)               appear at each such meeting or otherwise cause the Covered Shares as to which such Shareholder controls the right to vote to be counted as present thereat for purposes of calculating a quorum; and

(ii)              vote (or cause to be voted), in person or by proxy (including by voting card), or deliver (or cause to be delivered) a written consent covering, the Covered Shares as to which such Shareholder controls the right to vote (A) in favor of (1) the approval of the Merger and the other transactions contemplated by the Merger Agreement, including any other matter submitted to the Company Shareholders that is necessary for the consummation of the Merger, or (2) any proposal to adjourn or postpone to a later date any meeting of the Company Shareholders at which any of the foregoing matters of this Section 2.1(a)(ii) are submitted for consideration and vote of the Company Shareholders if there are not sufficient votes for approval of any such matters on the date on which the meeting is held, and (B) against (1) any Acquisition Transaction, or (2) any other proposal made in opposition to the adoption of the Merger Agreement or that would reasonably be expected to prevent the consummation of the Merger.

(b)               Any vote required to be cast or consent required to be executed pursuant to this Section 2.1 shall be cast (or consent shall be given) by such Shareholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present.

(c)               The obligations of each Shareholder specified in this Section 2.1 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal or by any Company Board Recommendation Change that is not unanimously approved by the Company Board.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1           Representations and Warranties of Each Shareholder. Each Shareholder, as to itself only, hereby represents and warrants to Parent and the Company, as of the date hereof, and at all times during the term of this Agreement, as follows:

(a)               Authorization. Such Shareholder has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Shareholder of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized on the part of such Shareholder and no other actions on the part of such Shareholder are necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against it in accordance with its terms (except to the extent that enforceability may be limited by the Bankruptcy and Equity Exceptions).

(b)               Ownership. Such Shareholder’s Existing Shares are, and all Covered Shares of such Shareholder from the date hereof through and on the Closing Date will be, Beneficially Owned by such Shareholder. Such Shareholder has good and valid title to such Shareholder’s Existing Shares, free and clear of any Liens (except for transfer restrictions arising under Securities Laws and liens that would not prohibit, limit or otherwise conflict with such Shareholder’s compliance with its obligations under this Agreement). Other than the Existing Shares and Company Compensatory Awards set forth on Exhibit B hereto, as of the date hereof such Shareholder does not Beneficially Own or own of record any voting securities of the Company or securities or other rights that are convertible into or exchangeable or exercisable for shares or other voting securities of the Company. Except as set forth on Exhibit B hereto, such Shareholder has sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article II and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Shareholder’s Existing Shares and with respect to all of the Covered Shares owned by such Shareholder. Each Shareholder hereby represents that all proxies, powers of attorney, instructions or other requests given by such Shareholder prior to the execution of this Agreement in respect of the voting of such Shareholder’s Covered Shares, if any, are not irrevocable.

(c)               No Violation. The execution, delivery and performance of this Agreement by such Shareholder does not and will not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof do not and will not (in each case, whether with or without notice or lapse of time, or both):

(i)               violate, conflict with or result in the breach of any provision of the Charter Documents of such Shareholder;

(ii)              violate, conflict with or result in the breach of any of the terms or conditions of, result in any (or the right to make any) modification of or the cancellation or loss of a benefit under, require any notice, consent or action under, or otherwise give any Person the right to terminate, accelerate obligations under or receive payment or additional rights under, or constitute a default under, any Contract to which such Shareholder is a party or by which it is bound;

(iii)            require any consent of, approval, authorization or permit of, filing with or license from or registration, declaration or notification to any Governmental Entity (except for filings, if any, under the Exchange Act, the Securities Law or the ICL); or

(iv)             violate any Law applicable to such Shareholder or by which any of such Shareholder’s assets or properties is bound.

Except under the Charter Documents of the Company or as set forth on Exhibit B hereto, such Shareholder’s Existing Shares are not, with respect to the voting or Transfer thereof, subject to any other Contract, including any voting agreement, irrevocable proxy or voting trust.

(d)               Absence of Litigation. There is no Legal Proceeding pending or, to the knowledge of such Shareholder, threatened by, against, or affecting such Shareholder or the Covered Shares before or by any Governmental Entity that would or would reasonably be expected to impair or materially delay such Shareholder’s ability to perform its obligations hereunder.

(e)               Reliance by Parent and Merger Sub. Such Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by such Shareholder and the representations, warranties, covenants and agreements of such Shareholder contained herein and that the same are a material inducement thereto. Such Shareholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated by the Merger Agreement.

Section 3.2           Representations and Warranties of Parent. Parent hereby represents and warrants to the Shareholders, as of the date hereof, and at all times during the term of this Agreement, as follows:

(a)               Authorization. Parent has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement, the performance by Parent of its obligations hereunder and the consummation by Parent of the transactions contemplated hereby have been duly and validly authorized on the part of Parent and no other actions on the part of Parent are necessary to authorize the execution and delivery by Parent of this Agreement, the performance by Parent of its obligations hereunder or the consummation by Parent of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms (except to the extent that enforceability may be limited by the Bankruptcy and Equity Exceptions).

(b)               No Violation. The execution, delivery and performance of this Agreement by Parent does not and will not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof do not and will not (in each case, whether with or without notice or lapse of time, or both):

(i)               violate, conflict with or result in the breach of any provision of the Charter Documents of Parent;

(ii)              violate, conflict with or result in the breach of any of the terms or conditions of, result in any (or the right to make any) modification of or the cancellation or loss of a benefit under, require any notice, consent or action under, or otherwise give any Person the right to terminate, accelerate obligations under or receive payment or additional rights under, or constitute a default under, any Contract to which Parent is a party or by which Parent is bound;

(iii)            require any consent of, approval, authorization or permit of, filing with or license from or registration, declaration or notification to any Governmental Entity (except for filings, if any, under the Exchange Act, the Securities Law or the ICL); or

(iv)             violate with any Law applicable to Parent or by which any of Parent’s assets or properties is bound.

ARTICLE IV

OTHER COVENANTS

Section 4.1          Prohibition on Transfers; Other Actions. During the term of this Agreement, each Shareholder hereby agrees, as to itself only, without the prior written consent of Parent, not to (a) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest therein (including by tendering into a tender or exchange offer), unless such Transfer is a Permitted Transfer, (b) grant any proxy or power of attorney with respect to any of the Covered Shares or deposit any of the Covered Shares into a voting trust or enter into a voting agreement, voting trust or other voting arrangement with respect to any such Covered Shares, (c) take any other action that would or would reasonably be expected to restrict or otherwise adversely affect such Shareholder’s legal power, authority and right to perform, or impair or materially delay such Shareholder’s ability to perform its obligations under this Agreement, or (d) commit or agree (whether or not in writing) to take any of the actions prohibited by the foregoing clause (a), (b) or (c). Any Transfer or other action in violation of this provision shall be void ab initio. It is hereby clarified that if any involuntary Transfer of any of the Covered Shares shall occur (such as in the case of appointment of a receiver to Shareholder’s assets as part of bankruptcy proceedings), the transferee (which term, as used herein, shall include the initial transferee and any and all subsequent transferees of the initial transferee) shall, to the fullest extent permitted by Applicable Law, take and hold such Covered Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until the valid termination of this Agreement.

Section 4.2           Share Dividends, etc. In the event of a share split, share dividend or distribution (including any dividend or distribution of securities convertible into Company Shares), or any change in the Company Shares by reason of any split-up, reverse share split, recapitalization, reorganization, combination, reclassification, reincorporation, exchange of shares or the like, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such share dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

Section 4.3           Public Announcements. Except as required by Applicable Law (in which case such Shareholder shall use reasonable best efforts to allow Parent reasonable time to comment on such announcement and shall consider in good faith any comments provided by Parent), no public announcements by such Shareholder regarding this Agreement, the transactions contemplated hereby, the Merger Agreement or the transactions contemplated thereby are permitted. Subject to reasonable prior notice to each Shareholder to the extent legally permissible and practicable, such Shareholder hereby authorizes the Company and Parent to publish and disclose in any announcement or disclosure required by the SEC, the ISA, the TASE or any other Governmental Entity and in the Form S-4, the Proxy Statement or any other disclosure documents that may be required in connection with the Merger and the other transactions contemplated by the Merger Agreement, such Shareholder’s identity and ownership of such Shareholder’s Covered Shares and the nature of such Shareholder’s obligations under this Agreement, and agrees to promptly give to Parent and the Company any information in respect thereof that they may reasonably require for the preparation of any such announcement or disclosure and to promptly notify Parent and the Company of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if any, to the extent that any shall be or have become false or misleading, in any material respect.

Section 4.4           Acquisition of Covered Shares. Each Shareholder agrees that any additional Covered Shares acquired by such Shareholder after the date of this Agreement and prior to the Expiration Date (including through the exercise of any Company options or otherwise) shall automatically be subject to the terms of this Agreement as though owned by such Shareholder on the date hereof. Each Shareholder hereby agrees to notify Parent in writing as promptly as practicable (and in any event within three Business Days of receipt following such acquisition by such Shareholder) of the number of any additional Covered Shares or other securities of the Company of which the Shareholder acquires Beneficial Ownership on or after the date hereof.

ARTICLE V

MISCELLANEOUS

Section 5.1           Termination. This Agreement shall remain in effect until the earliest to occur of (a) the Expiration Date, and (b) the Effective Time; provided, however, that the provisions of this Article V shall survive any termination of this Agreement. Neither the provisions of this Section 5.1 nor the termination of this Agreement shall relieve (i) any party hereto from any liability of such party to any other party incurred prior to such termination or expiration, or (ii) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement. For the avoidance of doubt, in the event this Agreement is terminated prior to the Effective Time, any consent or other document executed pursuant hereto shall be deemed null and void and shall have no further effect.

Section 5.2           No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to each respective Shareholder, and none of Parent or Merger Sub shall have any authority to direct such Shareholder in the voting or disposition of any of the Covered Shares, except as otherwise expressly provided herein.

Section 5.3           Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery) or by confirmed electronic mail, addressed as follows:

if to Parent, to:

Comtech Telecommunications Corp.
68 South Service Road, Suite 230

Melville, New York 11747
Attention: Michael D. Porcelain
Email: michael.porcelain@comtechtel.com

with copies (which shall not constitute notice) to:

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

Attention: Robert A. Cantone and Michael E. Ellis

Email: rcantone@proskauer.com; mellis@proskauer.com

and

Goldfarb Seligman & Co.
98 Yigal Alon Street, Tel Aviv

6789141 Israel
Attention: Ashok J. Chandrasekhar and Ido G. Zemach
Email: ashok.chandrasekhar@goldfarb.com; ido.zemach@goldfarb.com if to the Shareholders, to the address set forth in the signature page hereto.

Any notice received at the addressee’s location on any Business Day after 5:00 p.m., addressee’s local time, or on any day that is not a Business Day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next Business Day. From time to time, any party hereto may provide notice to the other parties of a change in its address through a notice given in accordance with this Section 5.3, except that notice of any change to the address or any of the other details specified in or pursuant to this Section 5.3 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date that is (a) specified in such notice; or (b) five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 5.3. The inability to deliver because of changed address of which no notice is given will be deemed to be receipt of the notice as of the date of such inability to deliver.

Section 5.4           Interpretation. The words “hereof,” “herein,” “hereby,” “hereunder” and “herewith” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to articles, sections, paragraphs, exhibits, annexes and schedules are to the articles, sections and paragraphs of, and exhibits, annexes and schedules to, this Agreement, unless otherwise specified, and the headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.” Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” Any Law or agreement defined or referred to herein or in any agreement or instrument that is referred to herein shall mean such Law or agreement as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute or agreement shall be deemed to refer to such statute or agreement, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date).

Section 5.5           Counterparts. This Agreement and any amendments hereto may be executed in one or more textually identical counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by Electronic Delivery will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 5.6           Entire Agreement. This Agreement, the Merger Agreement and the documents and instruments and other agreements among the parties as contemplated by or referred to herein or therein constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

Section 5.7           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)               This Agreement and any dispute, controversy or claim arising out of, relating to or in connection with this Agreement, the negotiation, execution, existence, validity, enforceability or performance of this Agreement, or for the breach or alleged breach hereof (whether in contract, in tort or otherwise) shall be governed by and construed and enforced solely in accordance with the Laws of the State of Delaware, without giving effect to any choice of Law or conflict of Law provision or rule (whether of the State of Delaware or otherwise) that would cause the application of the Laws of any other jurisdiction other than the State of Delaware.

(b)               Each of the parties (i) irrevocably consents to the service of the summons and complaint and any other process in any action or proceeding relating to the transactions contemplated by this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 5.3 or in such other manner as may be permitted by Applicable Law, and nothing in this Section 5.7 shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law; (ii) irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any court located in Tel Aviv Jaffa, Israel in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and (iii) irrevocably and unconditionally (A) agrees not to commence any such action or proceeding except in any competent court located in Tel Aviv Jaffa, Israel, (B) agrees that any claim in respect of any such action or proceeding may be heard and determined in any competent court located in Tel Aviv Jaffa, Israel, (C) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in such courts, and (D) waives, to the fullest extent permitted by Law, and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(c)               Each party hereto irrevocably consents to the service of process in any Legal Proceeding with respect to this Agreement and the transactions contemplated by this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other party hereto made by mailing copies thereof by registered or certified mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 5.3 and such service of process shall be sufficient to confer personal jurisdiction over such party in such Legal Proceeding and shall otherwise constitute effective and binding service in every respect.

(d)               EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER DOCUMENTS ENTERED INTO IN CONNECTION HEREWITH, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.7.

Section 5.8           Specific Performance. The Shareholders hereby acknowledge and agree that Parent may suffer irreparable damage in the event that any of the obligations of the Shareholders in this Agreement are not performed in accordance with its specific terms or if the Agreement is otherwise breached by the Shareholders and that money damages, even if available, would not be an adequate remedy therefor. Accordingly, each Shareholder agrees, as to itself only, that Parent shall be entitled to specific performance, an injunction, restraining order and/or such other equitable relief, in addition to any other rights and remedies existing in its favor at law or in equity, as a court of competent jurisdiction may deem necessary or appropriate to enforce its rights and such Shareholder’s obligations hereunder (without posting of bond or other security). The Shareholders agree not to raise any objection or legal or equitable defense to the availability of any equitable remedy that Parent may have in respect of this Agreement. These injunctive remedies are cumulative and in addition to any other rights and remedies Parent may have at law or in equity.

Section 5.9           Amendment; Waiver. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed by each of the parties. Any party hereto may, to the extent permitted by Law, waive compliance with any of the agreements or conditions for the benefit of such party contained herein if such waiver is set forth in an instrument in writing signed on behalf of such party. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.

Section 5.10       Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Section 5.11       Assignment; Successors; No Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns. Any attempted assignment in violation of this Section 5.11 shall be null and void. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

Section 5.12        Shareholder Capacity. The parties acknowledge that this Agreement is entered into by each Shareholder solely in his or its capacity as the Beneficial Owner of such Shareholder’s Company Shares and nothing in this Agreement restricts or limits any action taken by such Shareholder in his capacity as a director or officer of the Company or any of its Subsidiaries. The taking of any action (or failure to act) by any Shareholder in his capacity as an officer or director of the Company will not be deemed to constitute a breach of this Agreement. Nothing herein will be construed to prohibit, limit or restrict any representative of the Shareholders from exercising his or her fiduciary duties as an officer or director of the Company or of the Shareholder; provided that such exercise or omission shall not relieve the Shareholders of their obligations under this Agreement.

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IN WITNESS WHEREOF, the parties have caused to be executed and delivered or executed and delivered this Voting Agreement as of the date first written above.

PARENT:

COMTECH TELECOMMUNICATIONS CORP.

By:
Name: Michael D. Porcelain
Title: President and Chief
Operating Officer

IN WITNESS WHEREOF, the parties have caused to be executed and delivered or executed and delivered this Voting Agreement as of the date first written above.

SHAREHOLDERS:

[ ]

By:
Name:
Title:

Address for notices:

[SHAREHOLDERS]
[ ]
[ ]

Attention: [ ]
Email: [ ]

with copies (which shall not constitute notice) to:

Naschitz Brandes Amir & Co.
5 Tuval Street

Tel Aviv 6789717, Israel

Attention: Sharon A. Amir; Tuvia J. Geffen; Idan Lidor
Email: samir@nblaw.com; tgeffen@nblaw.com; ilidor@nblaw.com

EXHIBIT A

FORM OF JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Voting Agreement, dated as of January 29, 2020 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Voting Agreement”) by and among Comtech Telecommunications Corp., a Delaware corporation, and each of the shareholders of Gilat Satellite Networks Ltd., a company organized under the laws of the State of Israel (the “Company”) listed on the signature pages thereto (the “Shareholders”). Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Voting Agreement.

By executing and delivering this Joinder Agreement to the Voting Agreement, the undersigned hereby (i) adopts and approves the Voting Agreement, (ii) assumes and agrees to comply with all of the Shareholder’s obligations under the Voting Agreement in respect of the securities subject to the applicable Transfer and (iii) agrees, effective commencing on the date hereof and as a condition to the Transfer, to become a party to, and to be bound by and comply with the provisions of, the Voting Agreement applicable to the Shareholders, in the same manner as if the undersigned were an original signatory to the Voting Agreement.

The undersigned hereby represents and warrants that, pursuant to this Joinder Agreement and the Voting Agreement, it is a Permitted Transferee under the Voting Agreement.

The undersigned acknowledges and agrees that the provisions of Article 5 of the Voting Agreement are incorporated herein by reference, mutatis mutandis.

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Accordingly, the undersigned have executed and delivered this Joinder Agreement as of the _____ day of _______, _______.

PERMITTED TRANSFEREE

Name:

Notice Information

Address:
Phone:
Email:

EXHIBIT B

EXISTING SHARES

[To come]

B-1